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                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated August 23, 2000, with respect to the financial statements of Savant Corporation included in Amendment No. 2 to the Registration Statement (Form F-1 No. 333-48878) and related Prospectus of Precise Solutions Ltd., for the registration of shares of its ordinary shares.

                                      /s/ ERNST & YOUNG LLP

McLean, Virginia
November 13, 2000